 Vanguard Variable Insurance Funds—Growth Portfolio
Vanguard Variable Insurance Funds—Real Estate Index Portfolio
Supplement Dated January 26, 2021, to the Prospectuses and Summary Prospectuses Dated April 28, 2020

Shareholders of Vanguard Variable Insurance Funds—Growth Portfolio and Vanguard Variable Insurance Funds—Real Estate Index Portfolio (the Portfolios) have approved the Proposal to reclassify the diversification status of the Portfolios to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.
Prospectus and Summary Prospectus Text Changes
The following is added as a new bullet point under “Principal Risks” in the Portfolio Summary section:
• Nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Prospectus Text Changes
In More on the Portfolio, the following is added under the “Market Exposure” section:

The Portfolio is subject to nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS DIVB 012021

Vanguard Variable Insurance Funds

Supplement Dated January 26, 2021, to the Statement of Additional Information Dated April 28, 2020

Important changes to Vanguard Variable Insurance Funds—Growth Portfolio and Vanguard Variable Insurance Funds—Real Estate Index Portfolio
Shareholders of Vanguard Variable Insurance Funds—Growth Portfolio and Vanguard Variable Insurance Funds—Real Estate Index Portfolio (the Portfolios) have approved the Proposal to reclassify the diversification status of the Portfolios to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.
Statement of Additional Information Text Changes
Under Description of the Trust, the “Organization” section on page B-2 is restated as follows:
Organization
The Trust was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Portfolios within the Trust, other than the Growth and Real Estate Index Portfolios, are classified as diversified within the meaning of the 1940 Act. The Growth and Real Estate Index Portfolios are classified as nondiversified within the meaning of the 1940 Act.
Each Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Funds.
Under Fundamental Policies, the “Diversification” section on page B-4 is restated as follows:
Diversification. With respect to 75% of its total assets, each Fund (other than the Conservative Allocation, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Fund (other than the Conservative Allocation, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC), to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
The Growth, Real Estate Index, and Total Stock Market Index Portfolios will limit the aggregate value of all holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), for each holding that exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064C 012021